Subsequent Events	6 Months Ended
Mar. 31, 2012
Subsequent Events
Subsequent Events

SUBSEQUENT EVENTS

The management of the Company has evaluated all of the subsequent events through the date of this report and has determined the only matter that needs reporting is that defaulted debenture note payable statute of limitation expires on April 1, 2012 and the Company will after March 31, 2012 remove from its balance sheet the $50,000 debenture note payable and the related accrued interest payable in the amount of $27,116. Legal counsel for the Company determined over three years ago that the Company could remove the debt from its books due to statute of limitation expirations on the debt. The Company has waited an additional three years and now accordingly will remove the debt from its books. The management of the Company has evaluated all other subsequent events through the date of this report and has determined there are no other matters that need reporting within this 10Q as of March 31, 2012.